NUMBER                                                                SHARES

                                   (logo)
                           Investors Title Company
                              Chapel Hill, N.C.
           INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

                                    CUSIP 461804 10 6         SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT

                                 SPECIMEN
IS THE OWNER OF


                                                                 COUNTERSIGNED:
                                                                 BY

    FULLY PAID AND NON-ASSESSABLE SHARES OF THE NO PAR VALUE COMMON STOCK OF INVESTORS TITLE COMPANY transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

AUTHORIZED SIGNATURE

(Signature Illegible)                                   (Signature Illegible)
    SECRETARY                                                  PRESIDENT


                          INVESTORS TITLE COMPANY
                                   SEAL
                                   1973
                             CHAPEL HILL, N.C.

(C)S:C.B.Co.

                           (c) SECURITY-COLUMBIAN
                    UNITED STATES BANKNOTE CORPORATION

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common              UNIF GIFT MIN ACT-....................Custodian....................
TEN ENT-as tenants by the entireties                               (Cust)                       (Minor)
JT Ten-as joint tenants with right of      under Uniform Gifts to Minors
       survivorship and not as tenants     Act........................
       in common                                      (State)

    Additional abbreviations may also be used though not in the above list.

For value received,_________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________________


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NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.